Semiannual Report

Global
Stock
Fund

April 30, 1999

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------
Global Stock Fund

o Global stocks rallied strongly during the six months ended April 30, with the U.S., Europe, and Japan posting excellent returns.

o The fund turned in solid results during the period but trailed the MSCI World Index and Lipper peer group average because of an underweighting in Japan and our emphasis on growth over rebounding cyclical stocks.

o The powerful U.S. market represented more than 40% of portfolio assets; the U.K. market was also strong and was the fund's second-largest country position.

o We eliminated stocks that appeared overvalued and added to companies with good business franchises and steady growth prospects.

o We intend to keep most of portfolio assets in the U.S. and a significant percentage in Europe. We believe our diversified portfolio of global growth stocks offers good potential for capital growth.


Fellow Shareholders

Global stock markets performed well during the six months ended April 30, and the strong rally that began in October continued for the balance of 1998. Among major markets, the U.S., Europe, and Japan all posted excellent returns. Overseas, as we moved into 1999 leadership changed with the European markets losing ground and the Far Eastern markets picking up the pace. This change in leadership is consistent with the relative economic cycles between the two regions. The large economies of Europe remain becalmed, but in the Far East there are distinct signs of recovery.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/99                   6 Months          12 Months
--------------------------------------------------------------------------------

Global Stock Fund                         17.80%            12.44%

MSCI World Index                          19.78             16.37

Lipper Global Funds Average               19.65              6.99

Against this background of generally buoyant stock markets, your fund registered strong absolute returns, particularly over the last six months. Relative results were more mixed, and fund returns trailed the MSCI World Index over both the 6- and 12-month periods. This was principally due to an underweighting in Japan and a low exposure to its banking sector, a large part of the index that recovered sharply this year. As with the U.S. market, large-cap stocks continued to lead many international markets, and our positions in non-index stocks also impaired our returns relative to the index. Investment results over the 12 months were substantially better than our peer group average as our preference for steady growers helped us during a period when there was uncertainty about world economic growth. More recently, this uncertainty has receded, and with more cyclical stocks leading markets fund results have slipped a little against our peers.

The broad themes pushing world markets higher were improving sentiment, recovering capital flows, and falling global interest rates. In Europe there was the additional stimulus of heavy corporate activity, with transactions in the first four months of 1999 totaling $641 billion compared with $864 billion for the whole of 1998. The financial sector was active with the announcement of a number of major deals that will hasten the consolidation of Europe's banking industry. As in the U.S., leading telecommunication companies were also making moves to strengthen their strategic positions in this attractive sector. Perhaps the surprise in Europe was the weakness of the euro following its launch at the beginning of the year. A slowdown in the important economies of Germany and Italy allowed euro interest rates to decline, but the Kosovo situation and the prospect of extended conflict at Europe's doorstep also cast a shadow over the new currency. Since January, securities listed on the 11 stock markets of the Eurozone have been denominated in euros, and a fall of 11% against the dollar was embarrassing for the authorities and uncomfortable for the dollar-based investor.

Market Performance
--------------------------------------------------------------------------------

Six Months                  Local        Local Currency             U.S.
Ended 4/30/99            Currency      vs. U.S. Dollars          Dollars
--------------------------------------------------------------------------------

France                     24.33%               -10.37%           11.43%

Germany                    16.48                -10.41             4.35

Hong Kong                  28.01                - 0.06            27.94

Italy                      25.70                -10.49            12.51

Japan                      30.14                -2.38             27.05

Mexico                     33.09                 8.22             44.03

Netherlands                26.16                -10.34            13.12

Norway                     11.63                -5.32              5.69

Switzerland                13.74                -11.06             1.16

United Kingdom             21.46                -3.86             16.77

United States              23.82                 --               23.82


Source: FAME Information Services, Inc.; using MSCI indices.

In the Pacific, there were some sharp rallies in the smaller markets where there are signs that a number of economies are successfully introducing necessary reforms following the traumas of a year ago. Even in Japan there was some better news on the economy, and investors were encouraged to see the government allocate 7.5 trillion yen ($62 billion) to recapitalize the banking sector. The Tokyo market rallied strongly with financial stocks taking the lead. Japan also saw an increase in corporate activity with Goodyear acquiring Sumitomo Rubber and Renault buying about 35% of fellow automaker Nissan. For a country that has been cautious about foreign control of its corporations, these were landmark deals.


INVESTMENT REVIEW

United States

Domestic stocks rallied sharply during the past six months, with the S&P 500 returning more than 22% for the period. The U.S. represented the fund's single largest regional allocation at 42% of net assets. The Federal Reserve set the stage for the global equities rally with a series of three cuts in key short-term rates last fall. Coming on the heels of turmoil in Russia and other emerging markets, the loosening of monetary policy by the Fed was primarily responsible for restoring investor confidence.

Twelve U.S. holdings across a broad array of industries were among the fund's top 25 holdings at the end of April. These included conglomerate Tyco International; mortgage lender Freddie Mac; software giant Microsoft; banking institutions Citigroup and Wells Fargo; telecommunications heavyweight MCI WorldCom; supermarket chain Safeway; waste disposal firm Waste Management; and health care provider United HealthCare. Internet-related positions such as America Online, Cisco Systems, and EMC were particularly strong. In addition, good performance from Microsoft, Citigroup, and MCI WorldCom among our major holdings benefited the fund's return. On the negative side of the ledger, software companies BMC Software, Network Associates, (since sold from the portfolio) and Compuware hurt results, largely because of the perception that Year 2000 concerns would be resolved before year-end. Philip Morris also lagged due to continuing litigation against tobacco companies.

For the first time in a long while, market leadership changed hands during the past six months. The domestic stock market had previously been driven by a narrow group of large-capitalization growth stocks that accounted for the lion's share of gains. However, during the final months of the period under review, long-dormant cyclical stocks whose earnings are more closely tied to the economy suddenly sprang to life. It was refreshing to see this expansion in stock market gainers, and the fund's diversified holdings in U.S. shares benefited performance.

Geographic Diversification
--------------------------------------------------------------------------------

United      Europe      Latin America     Far East    Japan      Other and
States                                                            Reserves

  42          37              3               2         9             7

Based on net assets as of 4/30/99.

Europe

There has been a significant divergence within the economies of Europe, our second-largest commitment at 37% of assets, with the major ones making little progress and some of the small ones growing quite strongly.

Germany has usually been the locomotive of Europe, but its manufacturing sector is weak at the moment and low interest rates have failed to get the economy moving. There have been several wage settlements at levels significantly higher than inflation, and there is little confidence among Germany's business leaders in Gerhard Schroeder's new government of the Center Left. His former Finance Minister, Oskar Lafontaine, was making strident calls for easier money that were embarrassing for the new European Central Bank, whose mandate requires resolute independence in the face of political coercion. Perhaps realizing his position was increasingly difficult, Mr. Lafontaine resigned at the beginning of the year, enabling Mr. Schroeder to improve his control after a wobbly start. Germany's poor economic performance was reflected in its stock market, which has made little progress. Our underweighting here was helpful but some of our larger positions underperformed. SAP, the business management software company, suffered from a slowdown in overseas markets and Gehe, the pharmaceutical wholesaler and retailer, fell prey to regulatory concerns despite continued sound growth in revenue and profits.

In France, the stock market did better, helped by signs of economic recovery and continued restructuring in the corporate sector. Banque National de Paris amazed the financial sector with its audacious bid for both Paribas and Societe Generale just as they were contemplating a friendly merger. Vivendi, the utilities-based conglomerate and a key holding, demonstrated its international ambitions with an $8 billion acquisition of U.S. Filter, and the consumer goods company Pinault Printemps Redoute, another core holding, intervened in the hostile bid by LVMH for Gucci by buying a 40% stake in the latter.

The Netherlands was another solid gainer with interest returning to Royal Dutch Petroleum, a beneficiary of the rising oil price. Our additions to Philips Electronics proved timely as the stock rallied strongly on the back of global recovery and demand for technology products, but our position in Wolters Kluwer, an international publisher with a steady growth record, lagged as investors turned to more cyclical stocks. The Swiss market was another one where steady growers such as Nestle (confectionery and consumer goods) and Novartis (pharmaceuticals) were left on the sidelines, particularly as they announced earnings that were below expectations. However Roche Holdings, the pharmaceuticals major, announced strong results and pleased investors with the additional good news that the U.S. FDA had approved its anti-obesity drug.

The U.K. market, which at nearly 11% of assets was the largest country position in the portfolio after the U.S., was one of the best in Europe as stocks recently established new highs. Investors were pleased with steady declines in interest rates and rising optimism that a hard landing for the economy could be avoided. Stock market performance was helped by the resilience of sterling, which (unlike the euro) held up well against the U.S. dollar. Kingfisher performed well following its deal with France's Castorama to establish Europe's largest do-it-yourself retailer. In April, it announced a merger with supermarket Asda that will create the U.K.'s largest retailer. This will allow cross-selling opportunities and greater purchasing power, and will establish a platform to compete internationally.

Turning to Scandinavia, the star performer was Sweden with Astra Zeneca Group, a key portfolio holding in the pharmaceutical sector, finalizing its merger with Zeneca of the U.K. The combined group now has the scale to compete with the largest companies in terms of research and international marketing. Household appliance manufacturer Electrolux performed well on the back of an improvement in operating margins and a buoyant U.S. market.

Far East

In Japan the economy remained depressed. GDP declined 2.5% in 1998, and in the fiscal year ended March 1999 it declined again by a similar amount. Industrial production was weak with auto production during the last fiscal year falling to a 20-year low. Consumer spending was also subdued with chain store sales in March showing one of the largest declines on record. Therefore, the current picture of the Japanese economy is bleak, but one or two signs have encouraged the optimists. The government has become more assertive in providing the right background for the economic recovery, having at last come to grips with banking sector problems by announcing a $62 billion bailout. The recently established Financial Supervisory Agency (FSA) acted decisively to bail out both the Long Term Credit Bank and the Nippon Credit Bank. In addition, we have also seen the first phase of reform of Japan's archaic tax system, with cuts in corporate rates that will be welcomed by the country's hard-pressed businesses. Investors, too, should benefit from lower tax rates and a more rational tax system.

Aside from government initiatives, corporations increasingly recognize the need for restructuring. Major international corporations such as Sony have announced extensive rationalization of their manufacturing capacity, which will inevitably involve layoffs both in Japan and overseas. Announcements like these might be routine in the U.S., but it must be remembered that Japan has a culture of lifetime employment and such changes must be handled sensitively. Another encouraging sign for Japanese industry was stability in the smaller economies of the Pacific Region. With the prospect of a slowdown in exports to the U.S., Japanese exporters will hope to see their regional markets picking up any slack.

Despite this gloomy economic news, the Tokyo stock market rallied strongly in the six months under review. Perhaps the most important stimulus was the large recapitalization program that removed much uncertainty from the important banking sector. Corporate news was also encouraging with numerous announcements about restructuring and several exporters noting that their regional markets had shown significant improvement.

Looking at our Japanese portfolio in more detail, announcements of specific restructuring from NEC and Sony helped performance, and there was foreign support for a number of our core blue chip holdings. TDK was left behind due to worries over stronger-than-expected competition for magneto resistance heads. The absence of bank stocks in our portfolio, for so long a successful strategy, hindered results somewhat as the sector moved powerfully ahead following the government's recapitalization program.

Industry Diversification
--------------------------------------------------------------------------------

                                          Percent of Net Assets
                                       10/31/98           4/30/99
--------------------------------------------------------------------------------

Services                                  30.8%             31.5%

Consumer Goods                            21.9              20.4

Finance                                   18.4              19.5

Capital Equipment                         12.9              13.0

Energy                                     7.4               7.0

Materials                                  2.4               2.2

Multi-industry                             1.7               1.2

All Other                                  0.2               --

Reserves                                   4.3               5.2
--------------------------------------------------------------------------------
Total                                    100.0%            100.0%


Elsewhere in the Pacific, the smaller stock markets of the region also rebounded strongly. Investors sensed that the worst might be over for a number of these economies, and falling interest rates helped sentiment too. As is typical when markets recover, the rally was led by stocks that performed the worst during the downturn. These included financial companies where the banks were helped by low interest rates and the supportive policies of the world central banks. Cyclical stocks also led the market on the assumption that they would be the most sensitive to any upturn.

Our portfolio structure in the Pacific outside of Japan is fairly conservative. Hong Kong avoided the traumas of overinvestment and currency collapse that plagued the rest of the region but still suffered a sharp contraction in its economy. To protect the link between the Hong Kong and the U.S. dollar, the authorities maintained a high interest rates policy for most of 1998, but the price for this was a weak real estate market and deflation. However, Hong Kong remains a key financial center for the Pacific, and its stock market rallied strongly as interest rates fell and investors refocused on the region.

Australia seems to have come through the regional crises almost unscathed. The economy is growing steadily and there has been a virtuous mix of low inflation and a strong currency. Unemployment declined moderately and consumer sentiment remained healthy. In common with a number of Pacific economies, the recent improvement in commodity prices should help prospects. Thus we have added the natural resources leader Broken Hill Proprietary, which has also introduced new management and a restructuring plan that should improve shareholder value. However, the bulk of the portfolio remained in service sectors such as banks and telecommunications/-media stocks, which have all done well.

Latin America

Latin America had an extraordinary half year, and Brazil was center stage as usual. Late last year there was optimism that Brazil was back on the road to reform. President Cardoso emerged from the October elections unscathed, and by early November he had announced a new fiscal stability program. It provided a mix of spending cuts and tax increases but offered a longer-term "Working Agenda" to tackle the root causes of the structural problems. Such an ambitious program would require new legislation, but the International Monetary Fund was confident enough to release its promised $41 billion financial package. Nevertheless, in early December, to the surprise and dismay of markets, Congress failed to pass several fiscal measures on which the IMF package was based. By mid-January the government faced an overwhelming wave of currency selling and the Central Bank was forced to stop defending the real, which devalued by over 30% in less than three weeks. With sky-high interest rates and a massive fiscal deficit, the question of a government default was openly discussed, but just as all seemed lost Congress passed the crucial legislation it had rejected earlier. Confidence was further improved with the appointment of Arminio Fraga, previously a savvy investor with George Soros, as president of the Central Bank. The big question for Brazil is whether the currency devaluation will be followed by a surge of inflation. Opinions on this vary widely, but at present consumer prices remain stable. Now, after two months of renewed international confidence, the markets could have great opportunities ahead. However, we should not forget that Brazil has a poor record for meeting IMF targets and implementing fiscal reform.

With Brazil engulfed by these traumas, the expectation was that Mexico would be dragged down as well, but this time was different. The Mexican stock market held up remarkably well during the Brazilian crisis and then performed far better than other regional markets during the recovery. Due to its close associations with the U.S. economy, Mexico has clearly been a prime beneficiary of the robust U.S. growth. Despite low oil prices, its 1998 fiscal deficit was only 1.2% of GDP, and the government's economic policies remained disciplined and convincing. The Mexican peso has even strengthened against the dollar, and as a clear beneficiary from the recent increase in the oil price, it is not surprising that the stock market was one of the best performers during the six months under review. The Argentine economy slowed sharply following the Brazilian devaluation, but the banking system is now far stronger than when confidence was last tested five years ago. With the peso maintaining parity with the U.S. dollar, investor confidence has held. The government was even able to access international markets and has already covered much of its financing needs for this year.

Investment Policy and Outlook

Our current investment policy is to maintain the major portion of fund assets in the U.S. and a substantial percentage in Europe. We feel comfortable with only 9% of the portfolio in Japan and the balance scattered among Latin American and other Asian markets. During the past six months, we made several changes to individual holdings, selling where individual valuations looked extended but adding to positions or creating new ones that fit our criteria of strong business franchises, steady growth, and reasonable valuation.

Despite the recent volatility in emerging markets, we believe that some exposure to them is appropriate. The prospects for global markets will depend significantly on whether the U.S. economy behaves in a way that will maintain the benign environment of low inflation and stable interest rates. Its performance over the last five years has been quite remarkable, and this has been a major positive influence on both the U.S. stock market and investor sentiment internationally. If the U.S. economy can continue to deliver its favorable mix of steady growth, negligible inflation, and stable interest rates, the investment environment will remain positive. In addition, if overseas economies take over the leadership role, the case for global diversification becomes compelling. Our country weightings and our preference for growth stocks with reasonable valuations should help us in our pursuit of long-term capital growth.

Respectfully submitted,

Martin G. Wade
President

May 21, 1999


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                      Percent of
                                                      Net Assets
                                                         4/30/99
--------------------------------------------------------------------------------

National Westminster Bank, United Kingdom                   1.5%

Tyco International, United States                           1.3

Freddie Mac, United States                                  1.3

Microsoft, United States                                    1.1

SmithKline Beecham, United Kingdom                          1.0
--------------------------------------------------------------------------------

Citigroup, United States                                    1.0

GE, United States                                           1.0

Wolters Kluwer, Netherlands                                 1.0

Kingfisher, United Kingdom                                  0.9

Telecom Italia, Italy                                       0.9
--------------------------------------------------------------------------------

Shell Transport & Trading, United Kingdom                   0.9

Nestle, Switzerland                                         0.9

MCI WorldCom, United States                                 0.8

Safeway, United States                                      0.8

ING Groep, Netherlands                                      0.8
--------------------------------------------------------------------------------

Glaxo Wellcome, United Kingdom                              0.8

Bristol-Myers Squibb, United States                         0.8

Diageo, United Kingdom                                      0.8

Wells Fargo, United States                                  0.8

Vivendi, France                                             0.7
--------------------------------------------------------------------------------

Waste Management, United States                             0.7

Novartis, Switzerland                                       0.7

United HealthCare, United States                            0.7

Intel, United States                                        0.6

Telebras, Brazil                                            0.6
--------------------------------------------------------------------------------

Total                                                      22.4%

Note: Table excludes reserves


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

GLOBAL STOCK FUND
--------------------------------------------------------------------------------

As of 4/30/99

                  MSCI              Lipper             Global
                  World             Global             Stock
                  Index             Funds Average      Fund

12/29/95          10,000            10,000             10,000
4/96              10,666            10,921             10,890
4/97              11,821            11,993             12,287
4/98              15,311            15,275             15,705
4/99              17,817            16,380             17,658



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                         Since     Inception
Periods Ended 4/30/99         1 Year      3 Years    Inception          Date
--------------------------------------------------------------------------------

Global Stock Fund             12.44%      17.48%        18.60%      12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited'

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          6 Months          Year                    12/29/95
                             Ended         Ended                     Through
                           4/30/99      10/31/98      10/31/97      10/31/96

NET ASSET VALUE
Beginning of period      $   14.03     $   13.01     $   11.35     $   10.00

Investment activities
  Net investment income       0.02*         0.09*         0.06*         0.05*
  Net realized and
  unrealized gain (loss)      2.41          1.52          1.84          1.30

  Total from
  investment activities       2.43          1.61          1.90          1.35

Distributions
  Net investment income      (0.10)        (0.06)        (0.06)         --
  Net realized gain          (0.45)        (0.53)        (0.18)         --

  Total distributions        (0.55)        (0.59)        (0.24)         --

NET ASSET VALUE
End of period            $   15.91     $   14.03     $   13.01     $   11.35
                         ---------------------------------------------------

Ratios/Supplemental Data

Total return(C)              17.80%*       12.89%*       16.98%*       13.50%*

Ratio of total
expenses to
average net assets            1.20%*!       1.20%*        1.30%*        1.30%*!

Ratio of net
investment
income to average
net assets                    0.31%*!       0.76%*        0.68%*        0.88%*!

Portfolio turnover rate       39.6%!        47.1%         41.8%         50.0%!

Net assets,
end of period
(in thousands)           $  60,350     $  44,116     $  32,020     $  14,916

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97 and a 1.20% voluntary expense limitation in effect through 10/31/99.
!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                       April 30, 1999

Portfolio of Investments

                                                      Shares            Value
--------------------------------------------------------------------------------
                                                                 In thousands

ARGENTINA  0.4%

Common Stocks  0.4%

Banco de Galicia Buenos Aires
  (Class B) ADR (USD) *                                  843      $        19

Banco Frances del
  Rio de la Plata ADR (USD)                              675               17

Telefonica de Argentina
  (Class B) ADR (USD)                                  1,380               52

YPF Sociedad Anonima
  (Class D) ADR (USD)                                  4,088              172

Total Argentina (Cost $200)                                               260


AUSTRALIA  1.5%

Common Stocks  1.4%

Australian Gas Light                                   5,237               37

Brambles Industries                                    2,000               59

Broken Hill Proprietary                                4,000               45

Colonial Limited                                      22,187               84

Commonwealth Bank of Australia                         5,912              108

Goodman Fielder                                       24,000               23

Lend Lease                                             3,266               44

News Corporation                                       7,928               66

Publishing & Broadcasting                             11,400               77

Tabcorp Holdings                                       6,500               53

Telstra                                               21,375              116

Westpac Bank                                          15,511              118

                                                                          830

Preferred Stocks  0.1%

News Corporation                                       8,173               64

Star City Holdings                                    22,000               24

                                                                           88

Total Australia (Cost $693)                                               918


BELGIUM  0.8%

Common Stocks  0.8%

Dexia (EUR)                                              279               43

Fortis (EUR)                                           4,264              143

KBC Bancassurance Holding (EUR)                        4,190              260

Societe Europeenne des Satellites
  (Class A) (EUR)                                        100               15

UCB (EUR) *                                              900               42

Total Belgium (Cost $389)                                                 503


BRAZIL  1.1%

Common Stocks 0.8%

Pao de Acucar GDR (USD)                                1,869      $        33

Telebras ADR (USD) *                                   4,290              391

Telesp                                                 2,311                0

Unibanco GDR (USD)                                     1,693               42

                                                                          466

Preferred Stocks  0.3%

Banco Bradesco                                     3,059,426               16

Banco Itau                                            31,000               16

Cia Cimento Portland Itau                             28,000                3

Cia Energetica Minas Gerais                          613,108               15

Cia Energetica Minas Gerais ADR
  (144a) (USD)                                           183                4

Cia Energetica Minas Gerais ADR,
  Sponsored Nonvoting (USD)                            1,479               36

Pao de Acucar GDR (USD)                                  190                3

Petrol Brasileiros                                   511,720               83

Telebras ADR (USD)                                     4,290                0

Telecomunicacoes de Sao Paulo                        236,503               30

Telecomunicacoes de Sao Paulo
  Celular (Class B)                                  225,887               10

Unibanco, Units
  (Each unit consists of 1 preferred share and
  1 Unibanco Holdings (Class B) share)                   351                0

                                                                          216

Total Brazil (Cost $801)                                                  682


CANADA  0.6%

Common Stocks  0.6%

Alcan Aluminum                                         1,080               34

Fairfax Financial                                        500              146

Royal Bank of Canada                                     430               21

Toronto-Dominion Bank                                  3,300              176

Total Canada (Cost $375)                                                  377


CHILE  0.0%

Common Stocks  0.0%

Chilectra ADR (144a) (USD)                               584               13

Total Chile (Cost $14)                                                     13


CHINA  0.2%

Common Stocks  0.2%

China Telecom (HKD)                                   34,000      $        77

Huaneng Power International ADR (USD) *                3,100               42

Total China (Cost $121)                                                   119


DENMARK  0.2%

Common Stocks  0.2%

Den Danske Bank                                          410               47

Tele Danmark                                             400               41

Unidanmark (Class A)                                     280               20

Total Denmark (Cost $93)                                                  108


FINLAND  0.5%

Common Stocks  0.5%

Nokia (EUR)                                            3,560              275

Total Finland (Cost $93)                                                  275


FRANCE  5.2%

Common Stocks  5.2%

AXA (EUR)                                              1,823              235

Alcatel Alsthom (EUR)                                    995              122

Carrefour (EUR)                                          252              200

Cie de St. Gobain (EUR)                                  762              131

Credit Commercial de France (EUR)                      1,137              120

Danone (EUR)                                             410              110

Dexia France, Bearer (EUR)                               110               15

Elf Aquitaine (EUR)                                      872              135

L'Oreal (EUR)                                             94               60

Lafarge (EUR)                                            357               35

Lapeyre (EUR)                                            404               31

Legrand (EUR)                                            350               84

Pinault Printemps Redoute (EUR)                        1,685              280

Sanofi (EUR)                                           1,445              226

Schneider (EUR)                                        2,775              181

Societe Generale (EUR)                                   613              110

Sodexho Alliance (EUR)                                 1,230      $       202

Television Francaise (EUR)                               623              122

Total (Class B) (EUR)                                  2,333              319

Vivendi (EUR)                                          1,787              417

Total France (Cost $2,400)                                              3,135


GERMANY  3.2%

Common Stocks  3.0%

Allianz (EUR)                                            470              150

Bayer (EUR)                                            2,552              108

Bayerische Vereinsbank (EUR)                           3,687              240

Deutsche Bank (EUR)                                    2,268              132

Deutsche Bank (EUR)                                      252               14

Deutsche Telekom (EUR)                                 3,116              123

Dresdner Bank (EUR)                                    3,277              141

Gehe (EUR)                                             4,040              186

Hoechst (EUR)                                            940               45

Mannesmann (EUR)                                       2,170              286

Rhoen Klinikum (EUR)                                     507               51

SAP (EUR)                                                370              118

Siemens (EUR)                                          1,003               74

Veba (EUR)                                             2,180              119

Volkswagen (EUR)                                         610               43

                                                                        1,830

Preferred Stocks  0.2%

Fielmann (EUR)                                           260               10

Fresenius (EUR)                                          180               32

SAP (EUR)                                                211               79

                                                                          121

Total Germany (Cost $1,834)                                             1,951


HONG KONG  1.0%

Common Stocks  1.0%

CLP Holdings                                          16,000               86

Cheung Kong Holdings                                   4,000               36

HSBC Holdings                                          2,000               74

Henderson Land Development                            14,000               85

Hong Kong Telecommunications                          19,600      $        53

Hutchison Whampoa                                     23,000              207

Sun Hung Kai Properties                                6,000               52

Total Hong Kong (Cost $470)                                               593


IRELAND  0.1%

Common Stocks  0.1%

CBT Group ADR (USD) *                                  2,084               32

Total Ireland (Cost $59)                                                   32


ISRAEL  0.2%

Common Stocks  0.2%

Teva Pharmaceutical Industries ADR (USD)               2,500              114

Total Israel (Cost $108)                                                  114


ITALY  3.1%

Common Stocks 3.1%

Assicurazioni Generali (EUR)                           3,480              136

Banca Commerciale Italiana (EUR)                       7,000               58

Banca di Roma (EUR)                                   33,000               54

Banca Popolare di Brescia (EUR)                        2,000               69

Credito Italiano (EUR)                                31,825              161

ENI (EUR)                                             29,609              195

Gucci Group (USD)                                        861               65

Istituto Nazionale delle Assicurazioni (EUR)          57,000              151

Italgas (EUR)                                          4,600               20

Mediolanum (EUR)                                       8,230               54

Sao Paolo IMI (EUR)                                   10,315              155

Telecom Italia (EUR)                                  51,440              547

Telecom Italia Mobile (EUR)                           38,000              226

Total Italy (Cost $1,453)                                               1,891


JAPAN  9.2%

Common Stocks  9.2%

Alps Electric                                          3,000               51

Canon                                                 11,000              269

Citizen Watch                                          4,000      $        33

DDI                                                       15               74

Daiichi Pharmaceutical                                 6,000               97

Daiwa House                                            7,000               84

Denso                                                 11,000              223

East Japan Railway                                        14               83

Fanuc                                                  1,200               52

Fujitsu                                                4,000               69

Hitachi                                               14,000              102

Honda Motor                                            1,000               44

Ito-Yokado                                             2,000              123

Kao                                                    6,000              152

Kokuyo                                                 4,000               60

Komori                                                 3,000               56

Kuraray                                                7,000               80

Kyocera                                                3,000              178

Makita                                                 4,000               43

Marui                                                 10,000              166

Matsushita Electric Industrial                        14,000              266

Mitsubishi                                             7,000               46

Mitsubishi Heavy Industries                           37,000              162

Mitsui Fudosan                                        17,000              157

Murata Manufacturing                                   4,000              229

NEC                                                   21,000              251

NTT Mobile Communication Network                           3              176

Nippon Telegraph & Telephone                              27              294

Nomura Securities                                     12,000              129

Pioneer Electronic                                     2,000               38

Sankyo                                                10,000              210

Sekisui Chemical                                      11,000               74

Sekisui House                                          7,000               78

Seven-Eleven Japan                                     1,000               85

Shin-Etsu Chemical                                     4,000              127

Shiseido                                               5,000               79

Sony                                                   3,100              289

Sumitomo                                              14,000              103

Sumitomo Electric Industries                          18,000              218

TDK                                                    3,000              227

Tokio Marine & Fire Insurance                          3,000      $        35

Tokyo Electronics                                      2,000              114

Toppan Printing                                        7,000               84

Uny                                                    4,000               64

Total Japan (Cost $5,369)                                               5,574


MEXICO  1.0%

Common Stocks  1.0%

Cemex (Class B)                                        3,000               14

Cemex ADS (Represents 2
  Participating Certificates) (USD)                    7,000               66

Cemex, Participating Certificates
  Represents 1 Class A share)                             90                0

Femsa UBD (Represents 1 Class B and
  4 Series D (Class L) shares) *                      13,460               48

Gruma (Class B)                                        4,906                9

Gruma ADS (USD)                                        1,045                8

Grupo Industrial Maseca (Class B)                     12,000                8

Grupo Modelo (Class C)                                12,000               32

Grupo Televisa GDR (USD) *                             1,723               71

Kimberly-Clark de Mexico (Class A)                    11,721               46

Telefonos de Mexico (Class L) ADR (USD)                3,680              279

TV Azteca ADR (USD)                                    1,100                8

Total Mexico (Cost $486)                                                  589


NETHERLANDS  5.2%

Common Stocks  5.2%

ABN Amro (EUR)                                         6,346              151

Ahold (EUR)                                            6,321              235

Akzo Nobel (EUR)                                         520               23

ASM Lithography (EUR)                                  3,340              141

CSM (EUR)                                              2,288              122

Elsevier (EUR)                                        15,227              228

Equant (EUR)                                             510               46

Fortis Nl (EUR)                                        6,060              216

ING Groep (EUR)                                        8,100              499

KPN (EUR)                                                918               38

Numico (EUR)                                           1,800               68

Philips Electronics (EUR)                              2,540              219

Royal Dutch Petroleum (EUR)                            3,960              230

STMicroelectronics (EUR)                                 900      $        94

TNT Post Groep (EUR)                                     588               16

Unilever (EUR)                                         2,194              150

VNU (EUR)                                              1,530               62

Wolters Kluwer (EUR)                                  13,232              576

Total Netherlands (Cost $2,587)                                         3,114


NEW ZEALAND  0.1%

Common Stocks  0.1%

Telecom Corporation of New Zealand                    15,800               82

Total New Zealand (Cost $70)                                               82


NORWAY  0.6%

Common Stocks  0.6%

Bergesen (Class A)                                       380                6

Norsk Hydro                                            3,910              175

Orkla (Class A)                                       10,472              176

Saga Petroleum                                           400                4

Total Norway (Cost $403)                                                  361



PORTUGAL  0.3%

Common Stocks  0.3%

Jeronimo Martins (EUR)                                 4,390              144

Total Portugal (Cost $103)                                                144



RUSSIA  0.0%

Common Stocks  0.0%

Rao Gazprom ADS (USD) *                                  868                9

Total Russia (Cost $17)                                                     9



SINGAPORE  0.2%

Common Stocks  0.2%

Singapore Press                                        3,333               49

United Overseas Bank                                   9,000               70

Total Singapore (Cost $107)                                               119


SOUTH KOREA  0.1%

Common Stocks  0.1%

Samsung Electronics                                      648      $        50

Total South Korea (Cost $41)                                               50


SPAIN  1.6%

Common Stocks and Rights 1.6%

Argentaria Banca de Espana (EUR)                       3,080               73

Banco Bilbao Vizcaya (EUR)                             2,700               40

Banco Popular Espanol (EUR)                              540               38

Banco Santander (EUR)                                  7,290              158

Empresa Nacional de Electricidad (EUR)                 5,186              115

Gas Natural (EUR)                                        885               72

Iberdrola (EUR)                                        6,992               98

Repsol (EUR)                                           3,639               59

Telefonica de Espana (EUR)                             6,850              321

Telefonica de Espana, Rights, 5/20/99 (EUR)            6,850                6

Total Spain (Cost $775)                                                   980


SWEDEN  1.9%

Common Stocks  1.9%

ABB (Class A)                                          5,620               78

AstraZeneca Group ADR                                  7,356              287

Atlas Copco (Class B)                                  3,070               81

Electrolux (Class B)                                   8,340              169

Esselte (Class B)                                        500                8

Granges                                                  350                6

Hennes and Mauritz (Class B)                           3,000              258

Nordbanken Holding                                    25,393              160

Sandvik (Class B)                                      2,165               49

Securitas (Class B)                                    2,257               33

Total Sweden (Cost $851)                                                1,129


SWITZERLAND  3.5%

Common Stocks  3.5%

ABB                                                       90              131

Adecco                                                   386              195

Credit Suisse Group                                      790      $       157

Nestle                                                   280              518

Novartis                                                 281              411

Roche Holdings                                            25              294

Swisscom                                                 112               41

UBS                                                    1,116              379

Total Switzerland (Cost $1,864)                                         2,126


UNITED KINGDOM  10.6%

Common Stocks  10.6%

Abbey National                                         9,000              203

Asda Group                                            29,000               96

BG                                                    10,058               57

British Petroleum                                     10,000              190

Cable & Wireless                                      21,000              301

Cadbury Schweppes                                     16,000              213

Caradon                                               24,700               63

Centrica *                                             4,000                8

Compass Group                                         13,000              132

David S. Smith                                         9,000               19

Diageo                                                40,326              465

Electrocomponents                                      8,000               68

GKN                                                    3,000               51

Glaxo Wellcome                                        16,000              474

Hays                                                   1,000               11

Heywood Williams Group                                 1,000                4

John Laing (Class A)                                   4,000               21

Kingfisher                                            36,800              551

Ladbroke Group                                        15,000               72

National Westminster Bank                             38,000              910

Rank Group                                             6,000               25

Reed International                                    37,000              337

Rio Tinto                                             11,000              192

Rolls Royce                                            8,000               37

Safeway                                               19,000               79

Shell Transport & Trading                             71,000              533

SmithKline Beecham                                    47,200              623

Tesco                                                 55,000      $       163

Tomkins                                               39,372              168

Unilever                                              17,000              152

United News & Media                                   14,400              175

Total United Kingdom (Cost $4,958)                                      6,393


UNITED STATES  42.4%

Common Stocks  42.4%

ACE Limited                                            9,100              275

AT&T                                                   2,000              101

Aetna                                                  3,500              307

AirTouch Communications *                              3,300              308

AlliedSignal                                           5,400              317

Altera *                                               2,000              145

America Online                                         1,500              214

American Home Products                                 4,500              275

Applied Materials *                                    2,600              139

Ascend Communications *                                2,300              222

Associates First Capital (Class A)                     5,800              257

Atlantic Richfield                                     3,100              260

Automatic Data Processing                              6,800              303

BMC Software *                                         5,900              254

Bank America                                           4,637              334

Bank of New York                                       6,700              268

Baxter International                                   2,200              139

Biogen *                                                 700               67

Bristol-Myers Squibb                                   7,400              470

CBS                                                    6,900              314

CVS                                                    5,884              280

Cardinal Health                                        2,800              167

Carnival (Class A)                                     2,700              111

Chancellor Media *                                     4,400              241

Cisco Systems *                                        2,825              322

Citigroup                                              8,199              617

Coca-Cola                                              2,400              163

Colgate-Palmolive                                      2,600              266

Compuware *                                            4,000               98

Corning                                                3,800      $       218

Costco Companies *                                     3,000              243

Crescent Real Estate Equities, REIT                    6,700              150

Danaher                                                3,600              239

Dayton Hudson                                          4,500              303

Dell Computer *                                        3,600              148

Disney                                                 2,500               79

EMC *                                                  1,100              120

Eli Lilly                                              2,900              214

Fannie Mae                                             4,500              319

First Data                                             4,500              191

Fox Entertainment Group (Class A) *                    6,500              167

Fred Meyer *                                           3,700              200

Freddie Mac                                           12,400              778

GE                                                     5,700              601

GTE                                                    4,200              281

Galileo International                                  3,000              147

Gartner Group (Class A) *                              5,000               95

Gillette                                               1,400               73

Guidant                                                1,800               97

Halliburton                                            5,100              217

Hasbro                                                 5,400              184

HealthSouth *                                          6,000               81

Hewlett-Packard                                        3,700              292

Infinity Broadcasting (Class A) *                      4,400              122

Intel                                                  6,400              392

Johnson & Johnson                                      3,400              332

Jones Apparel Group *                                    100                3

Kimberly-Clark                                         2,000              123

MCI WorldCom *                                         6,134              504

Maxim Integrated Products *                            4,200              235

McDonald's                                             4,600              195

Mellon Bank                                            3,000              223

Merck                                                  4,100              288

Microsoft *                                            8,000              650

Mirage Resorts *                                       7,900              177

Mobil                                                  3,200              335

Morgan Stanley Dean Witter                             1,300              129

Newell Rubbermaid                                      3,000      $       142

Nextel Communications *                                3,000              123

NIKE (Class B)                                         1,600              100

Omnicom                                                4,300              312

Parametric Technology *                               13,000              170

Partnerre                                              3,100              128

PepsiCo                                                6,900              255

Pfizer                                                 3,000              345

Philip Morris                                          6,800              238

Procter & Gamble                                       1,300              122

Republic Services (Class A) *                         10,000              206

SBC Communications                                     6,000              336

Safeway *                                              9,300              502

Saks *                                                 5,000              142

Sara Lee                                               4,000               89

Schering-Plough                                        2,800              135

ServiceMaster                                         10,700              203

Shire Pharmaceuticals ADR *                            5,000              108

Solectron *                                            4,100              199

Starwood Hotels & Resorts                              5,697              209

Sterling Commerce *                                    2,200               69

Sun Microsystems *                                     1,500               90

Teleflex                                               2,800              122

Texas Instruments                                      1,800              184

The Learning Company *                                 3,000               93

Time Warner                                            4,000              280

Travelers Property Casualty (Class A)                  4,900              169

Tyco International                                     9,632              783

UNUM                                                   3,500              191

US WEST Media *                                        3,300              269

USX-Marathon                                          12,000              375

United HealthCare                                      7,300              410

Wal-Mart                                               8,000              368

Warnaco Group (Class A)                                9,800              262

Warner-Lambert                                         4,900              333

Waste Management                                       7,300              412

Wells Fargo                                           10,500              453

Young & Rubicam                                        6,100              243

Total United States (Cost $19,500)                                     25,549


SHORT-TERM INVESTMENTS 6.1%

Money Market Funds  6.1%

Reserve Investment Fund, 5.01% #                   3,684,590      $     3,685

Total Short-Term Investments (Cost $3,685)                              3,685


Total Investments in Securities

100.9% of Net Assets (Cost $49,919)                               $    60,875

Other Assets Less Liabilities                                            (525)

NET ASSETS                                                        $    60,350
                                                                  -----------

*     Non-income producing
#     Seven-day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.03% of net assets.
ADR   American depository receipt
ADS   American depository share
EUR   European currency unit
GDR   Global depository receipt
HKD   Hong Kong dollar
REIT  Real Estate Investment Trust
USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                      April 30, 1999

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

  Assets

  Investments in securities, at value (cost $49,919)                $60,875

  Securities lending collateral                                       2,241

  Other assets                                                        1,144

  Total assets                                                       64,260

Liabilities

  Obligation to return securities lending collateral                  2,241
  Other liabilities                                                   1,669

  Total liabilities                                                   3,910


  NET ASSETS                                                        $60,350
                                                                    -------

  Net Assets Consist of:

  Accumulated net investment income - net of distributions           $   91

  Accumulated net realized gain/loss - net of distributions           1,666

  Net unrealized gain (loss)                                         10,957

  Paid-in-capital applicable to 3,792,198 shares of
  $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the Corporation authorized                 47,636

  NET ASSETS                                                        $60,350
                                                                    -------

  NET ASSET VALUE PER SHARE                                         $ 15.91
                                                                    --------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     4/30/99

Investment Income

Income
  Dividend (net of foreign taxes of $32)                             $  303
  Interest                                                               81

  Total income                                                          384

Expenses

  Investment management                                                 103
  Shareholder servicing                                                  87
  Custody and accounting                                                 73
  Prospectus and shareholder reports                                     15
  Registration                                                           13
  Legal and audit                                                         9
  Directors                                                               3
  Miscellaneous                                                           2

  Total expenses                                                        305

Net investment income                                                    79

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          1,811
  Foreign currency transactions                                          (4)

  Net realized gain (loss)                                            1,807

Change in net unrealized gain or loss
  Securities                                                          6,371
  Other assets and liabilities
  denominated in foreign currencies                                      (4)

  Change in net unrealized gain or loss                               6,367

  Net realized and unrealized gain (loss)                             8,174

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $8,253
                                                                     ------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                    6 Months              Year
                                                       Ended             Ended
                                                     4/30/99          10/31/98

Increase (Decrease) in Net Assets

Operations

Net investment income                            $        79      $       299
  Net realized gain (loss)                             1,807            1,335
  Change in net unrealized gain or loss                6,367            2,526

  Increase (decrease) in
  net assets from operations                           8,253            4,160

Distributions to shareholders
  Net investment income                                 (318)            (153)
  Net realized gain                                   (1,428)          (1,355)

  Decrease in net assets from distributions           (1,746)          (1,508)

Capital share transactions*
  Shares sold                                         18,184           28,193
  Distributions reinvested                             1,703            1,466
  Shares redeemed                                    (10,160)         (20,215)

  Increase (decrease) in net
  assets from capital
  share transactions                                   9,727            9,444

Net Assets

Increase (decrease) during period                     16,234           12,096
Beginning of period                                   44,116           32,020

End of period                                    $    60,350      $    44,116
                                                 ----------------------------

*Share information
  Shares sold                                          1,207            2,017
  Distributions reinvested                               120              117
  Shares redeemed                                       (679)          (1,452)

  Increase (decrease) in shares outstanding              648              682

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                       April 30, 1999

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translationo Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lendingo The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1999, the value of loaned securities was $2,128,000; aggregate collateral consisted of $2,241,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $16,455,000 and $9,664,000, respectively, for the six months ended April 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $49,919,000. Net unrealized gain aggregated $10,956,000 at period-end, of which $12,310,000 related to appreciated investments and $1,354,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $24,000 was payable at April 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1999, and for the six months then ended, the effective annual group fee rate 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through October 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.20%. Pursuant to this agreement, $68,000 of management fees were not accrued by the fund for the six months ended April 30, 1999 and, $185,000 of unaccrued 1997-1998 fees remain subject to reimbursement through October 31, 2001. Additionally, $212,000 of unaccrued management fees and $111,000 of other expenses borne by the manager related to a previous expense limitation are subject to reimbursement through October 31, 1999.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $124,000 for the six months ended April 30, 1999, of which $24,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1999, totaled $77,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $245,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367
(opens mid-June)

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F04-051  4/30/99